UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 19, 2019

LIBERATED SYNDICATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770 Pittsburgh, Pennsylvania	15213
(Address of Principal Executive Offices)	(Zip Code)

(412) 621-0902
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2019, Liberated Syndication Inc, a Nevada corporation (“Liberated Syndication” or the “Company”) appointed Mr. Brian Kibby to its board of directors (the “Board”) and as a member of the Compensation Committee of the Board. In connection with Mr. Kibby’s appointment, Mr. Gregory Smith resigned from his role as a director of the Company effective November 19, 2019. Mr. Smith also ceased to be a member of the Nominating and Compensation Committees of the Board of the Company. Mr. Smith’s resignation was not due to any disagreement on any matter relating to the Company’s operations, policies or practices.

Mr. Kibby has been a senior partner of N2Growth and CEO of N2Ventures, an executive search and talent strategy firm, since September 2019. From 2017 to June 2019, Mr. Kibby was the CEO of Knewton, where he led the creation of Alta, a first of its kind SaaS based adaptive learning series of products, which led to the acquisition of Knewton by John Wiley & Sons in June 2019. As CEO of MV Transportation from January 2015 to January 2017, Mr. Kibby oversaw the creation of a new technology strategy for this $1.3 billion premiere paratransit provider with 20,000 employees. From 2011 to 2014, Mr. Kibby was the President of McGraw-Hill’s Higher Education Group, where he led a business with nearly $1.0 billion in top line sales. A veteran of the U.S. Army, Mr. Kibby holds a bachelor's degree in finance from Western Illinois University.

Mr. Kibby has no family relationship with any of the executive officers or directors of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Kibby had, or will have, a direct or indirect material interest.

Item 8.01 Other Events.

On November 21, 2019, the Company issued a press release announcing Mr. Kibby’s replacement of Mr. Smith on the Board and the Compensation Committee. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits

(a)
Exhibits

Description
99.1	Press Release dated November 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.
Dated: November 25, 2019
By: /s/ Christopher Spencer
Name: Christopher Spencer
Title: Chief Executive Officer

3